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                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             ----------------------

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                   of the Securities and Exchange Act of 1934

                             -----------------------

                         Date of Report: January 7, 2004

                               OUTLOOK GROUP CORP.
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             (Exact name of registrant as specified in its charter)

         Wisconsin                  000-18815                39-1278569
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(State or other jurisdiction        (Commission           (I.R.S. Employer
of incorporation)                   File Number)           Identification No.)

1180 American Drive, Neenah, Wisconsin               54956
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(Address of principal executive offices)             (Zip Code)



               Registrant's telephone number, including area code:
                                 (920) 722-2333
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Item 12.  Results of Operations and Financial Condition.

On January 7, 2004, Outlook Group Corp. announced its results for the second quarter of its fiscal 2004, ended November 29, 2003. A copy of Outlook Group Corp.'s related press release is furnished to the Commission by attaching it as
Exhibit 99.1 to this report.


                                    * * * * *

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  January 9, 2004                               /s/ Paul M. Drewek
                                                     ---------------------------
                                                     Paul M. Drewek
                                                     Chief Financial Officer





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                                  Exhibit Index


Exhibit 99.1  - Press Release issued January 7, 2004 regarding results for the second quarter of fiscal 2004, ended November
                29, 2003.




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